Exhibit 10.2

AMENDMENT NO. 1

to

AMENDED AND RESTATED WARRANT AGREEMENT

THIS AMENDMENT NO. 1 dated August 27, 2018 (this “Amendment”) amends the Amended and Restated Warrant Agreement, dated as of April 25, 2018, and is by and between Staffing 360 Solutions, Inc., a Delaware corporation (the “Company”), and Jackson Investment Group, LLC, a Georgia limited liability company (together with its successors and assigns, the “Holder”).

WHEREAS, on April 25, 2018, the Company and Holder entered into an Amended and Restated Warrant Agreement (the “Warrant”), which entitled Holder to purchase 905,508 shares of the Company’s common stock, par value $0.00001 per share (“Common  Stock”),  at an exercise price of $5.00 per share (each subject to adjustment as provided in the Warrant); and

WHEREAS, in connection with the Holder’s execution of that certain First Omnibus Amendment, Joinder and Reaffirmation Agreement among the Company, its subsidiary guarantors and Holder, of even date herewith, the parties desire to amend the Warrant to decrease the Exercise Price of the Warrant Exercise Shares.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree that the Warrant shall be amended as follows:

1.Capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Warrant.

2.Section  3.1 of the Warrant shall  be amended and restated in its entirety to read as follows:

Section 3.1 Exercise Price. The Warrant shall entitle the Registered Holder thereof, subject to the provisions of this Amended and Restated Agreement, the right to purchase from the Company up to 905,508 shares of Common Stock at the price of $3.50 per share, subject to adjustment from time to time as provided in Article IV (the “Exercise Price”).

3.This Amendment may be executed in any number of original or facsimile or electronic PDF counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Intentionally blank – signatures on next page]

IN WITNESS WHEREOF, this Amendment has been duly executed by the undersigned parties hereto, effective as of the date first above written.

COMPANY:

STAFFING 360 SOLUTIONS, INC.

By:

Brendan Flood, Executive Chairman

Accepted and agreed:

JACKSON INVESTMENT GROUP, LLC

By:

Doug Kline, Chief Financial Officer

[Signature Page to Amendment No. 1 to Amended and Restated Warrant Agreement]